Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
Statements contained in this presentation which are not historical facts and which pertain to future operating results of Prosperity
Bank and its subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation reform Act of
1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the SEC. Copies of the SEC filings for Prosperity Bancshares
®
may be downloaded from
the Internet at no charge from www.prosperitybanktx.com.

Corporate Profile
Corporate Profile
A Texas based Financial Holding Company with approximately $9 billion in assets
2
nd
largest Texas based commercial bank by Texas deposits
Strong balance sheet growth – 10 year CAGR of 30% loans, 28%
deposits and 30% assets
Strong earnings growth – 10 year CAGR of 14% for EPS (diluted) and
32% for net income
Shareholder driven with approximately 9% inside ownership
Excellent asset quality – Net Charge Offs / Average Loans of 0.08% for three months ending December 31, 2010
Excellent cost control – under 50% efficiency ratio
Since 2000, integrated over 20 successful acquisitions
a Track Record of Success

4Q10 Highlights
4Q10 Highlights
Net Interest Margin was 3.99% for the fourth quarter 2010
Non- Performing Assets to Average Earning Assets remain low at 0.20%
or $15.842 million
Strong Earnings of $32.798 million or $0.70 per share (diluted) and
1.41% Return on Assets for the fourth quarter 2010
Tangible Common Equity Ratio was 5.86% at December 31, 2010

Banking Center Network
Banking Center Network
Sources:  SNL Financial and MapPoint
Texas has five of the
nation’s top 20 cities
in population:
4  Houston
7  San Antonio
9  Dallas
16  Austin
17  Fort Worth
175 Full Service Locations
10 in Bryan/ College Station Area
33 in Central Texas Area
31 in Dallas/ Fort Worth Area
21 In East Texas Area
60 in Houston Area
20 in South Texas Area
The Houston MSA is
the nation’s 6th
largest regional area
with 5.6 million
residents
The Dallas/ Fort
Worth MSA is the
nation’s 4th largest
regional area with
6.1 million residents
Including U.S. Bank Branch Acquisitions

Balance Sheet Summary
Balance Sheet Summary
$0
$1,200
$2,400
$3,600
$4,800
$6,000
$7,200
$8,400
$9,600
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Loans
Deposits
Assets
Equity
As Originally Reported
$ in millions
Total footings as of 12/31/10
Loans = $3.485Billion
Deposits = $7.455 Billion
Assets = $9.476 Billion
5 year CAGR
Loans = 18%
Deposits = 21%
Assets = 21%

$0.70
$0.65
$2.73
$1.77
$1.94
$2.09
$2.41
$2.06
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
2005 2006 2007 2008 2009 2010 4Q 2009 4Q 2010
EPS Growth Diluted
EPS Growth Diluted
*Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million, EPS was $1.94
**Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million, EPS was $1.86
* **

Deposit Composition
Deposit Composition
Non-interest
Bearing DDA
22.44%
MMA &
Savings
29.12%
Interest
Bearing DDA
18.95%
CDs & IRAs
<$100,000
15.01%
CDs & IRAs
>$100,000
14.48%
$ in thousands
4Q10 Cost of Deposits= 0.63%
December 31, 2010
Amount % of total
Non-interest Bearing DDA $ 1,673,190 22.44%
Interest Bearing DDA 1,412,337 18.95
MMA & Savings 2,171,370 29.12
CD's & IRA's<100m 1,119,336 15.01
CD's & IRA's>100m 1,078,687 14.48
Total Deposits $ 7,454,920 100.00%

Net Interest Margin
*
Net Interest Margin
*
3.99%
3.97%
4.08%
4.04%
4.24%
4.00%
4.20%
3.98%
3.65%
4.15%
4.10%
4.12%
4.07%
4.09%
4.03%
3.93%
3.60%
3.70%
3.80%
3.90%
4.00%
4.10%
4.20%
4.30%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
* Tax equivalent- annualized
Net Interest Margin for 2007 = 4.06%
Net Interest Margin for 2008 = 3.96%
Net Interest Margin for 2009 = 4.08%
Net Interest Margin for 2010 = 4.04%

$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
$3,600
2004 2005 2006 2007 2008 2009 2010
30.00%
35.00%
40.00%
45.00%
50.00%
55.00%
60.00%
65.00%
70.00%
Loans
Loan / Deposit
Ratio
10
Loan Growth
Loan Growth
$ in millions

Loan Portfolio
Loan Portfolio
Home Equity
3.41%
Agriculture
4.04%
Consumer
2.52%
1-4 Family
Residential
23.65%
Commercial
12.64%
Construction
14.41%
Commercial
R.E.
39.33%
$ in thousands
Loans/ Deposits: 46.7%
December 31, 2010
Construction Loan Breakout
Approximate $ in million
Single Family: $118
Land Development:
$53
Raw Land:
$64
Lots:                                       $141
Commercial/ Other:             $126
CRE Loan Breakout
Approximate $ in million
Owner Occupied:      $508
Office Building:               $179
Multi-family:                 $83
Strip Center: $150
Church: $100
Other: $351
Amount % of total
Commercial R.E. $ 1,370,649 39.33%
Commercial 440,480 12.64
Construction 502,327 14.41
1-4 Family Residential 824,057 23.65
Consumer 87,977 2.52
Agriculture 140,752 4.04
Home Equity 118,781 3.41
Gross Loans $ 3,485,023 100.0%

Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
0.45%
0.48%
0.40%
0.49%
0.05%
0.09%
0.17%
0.13%
0.38%
0.45%
0.60%
0.48%
3.29%
3.63%
0.84%
0.83%
1.18%
1.02%
0.70%
0.97%
2.26%
3.29%
4.01%
3.63%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
2002 2003 2004 2005 2006^ 2007^ 2008^ 2009^ 2010^ 4Q09^ 3Q10^ 4Q10^
PRSP NPA*/Loans + OREO Peer NPA*/Loans + OREO
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008
Note: 2010 and 4Q10 does not include IBOC or MCBI as they have yet to report earnings

(Annualized)

Asset Quality – NCO/Average Loans
Asset Quality – NCO/Average Loans
0.40%
0.23%
0.18%
0.04%
0.03%
0.23%
0.08%
0.41%
0.06%
0.47%
0.31%
0.51%
0.32%
0.96%
0.48%
0.13%
0.19%
0.20%
0.19%
0.30%
1.44%
1.17%
1.03%
1.61%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2002 2003 2004 2005 2006^ 2007^ 2008^ 2009^ 2010^ 4Q09^ 3Q10^ 4Q10^
PRSP NCO / Loans Peer NCO / Loans
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008
Note: 2010 and 4Q10 does not include IBOC or MCBI as they have yet to report earnings
(Annualized)

Contact Information
Contact Information
Corporate Headquarters Investor Contacts
Prosperity Bank Plaza David Zalman
4295 San Felipe Chairman & Chief Executive Officer
Houston, Texas  77027 979.543.2200
david.zalman@prosperitybanktx.com
281.269.7199  Telephone Dan Rollins
281.269-7222  Fax President & Chief Operating Officer
www.prosperitybanktx.com 281.269.7199
dan.rollins@prosperitybanktx.com
David Hollaway
Chief Financial Officer
979.543.2200
david.hollaway@prosperitybanktx.com

4th Quarter 2010 Earnings

Financial Highlights
Financial Highlights

*Does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million.
**Does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.
As Originally Reported
($ in thousands, except EPS)
2004 2005 2006 2007 2008 2009 2010
Non Interest Income
$23,071 $30,021 $33,982 $52,923 $52,370 $60,097 $53,833
Net Interest Income
$81,967 $110,897 $138,145 $200,435 $227,729 $307,101 $318,148
Net Income
$34,707 $47,860 $61,725 $90,635* $93,623** $111,879 $127,708
Book Value Per Share
$12.32 $16.69 $20.26 $25.51 $27.24 $29.03 $31.11
Tangible Book Value Per Share
$4.96 $6.48 $6.62 $7.42 $7.43 $9.43 $10.70
ROAA
1.36% 1.42% 1.44% 1.49%* 1.33%** 1.26% 1.38%
ROAE
14.27% 11.56% 10.24% 8.72%* 7.85%** 8.57% 9.08%
ROAE - tangible
33.41% 29.88% 31.53% 32.34%* 26.77%** 28.66% 27.40%
Efficiency Ratio
49.45% 48.91% 45.27% 46.19% 46.51% 46.27% 44.83%
Leverage Ratio
6.30% 7.83% 7.76% 8.09% 5.68% 6.47% 6.87%
Tier I Risk Capital
13.56% 15.34% 13.52% 13.13% 10.27% 12.61% 13.64%
Total Risk Capital
14.67% 16.37% 14.55% 14.11% 11.17% 13.86% 14.87%
Tangible Ratio
4.38% 5.46% 5.24% 5.88% 4.19% 5.53% 5.86%

PRSP Acquisitions
PRSP Acquisitions
Branch Acquisitions
Date of
Announcement Seller # of Branches Branch Type
Branch Locale
State
Amount of Deposits
Transferred ($000)
Deposit Premium
($000)
1
2/8/2010 First Bank 19 Bank TX 500,000 36,000
2
1/19/2010 U.S. Bank 3 Bank TX 420,000 13,000
3
11/7/2008 Franklin Bank 46 Bank TX 3,700,000 60,000
4
10/22/2007 Banco Popular North America 6 Bank TX 140,000 NA
5
6/15/2000 Compass Bancshares, Inc. 5 Bank TX 87,000 NA
6
2/27/1998 Grimes County Capital Corporation 1 Bank TX 5,900 250
7
3/30/1997 Wells Fargo & Company 1 Bank TX NA NA
8
3/11/1996 Victoria Bankshares, Inc. 1 Bank TX 46,000 NA
Date of
Announcement Seller
# of
Branches City State Type Consideration
Accounting
Method
PRSP
Assets
($000)
Sellers'
Assets
($000)
Sellers'
Assets
Contribution
(%)
Deal
Value
($ In MM
1
02/07/08 1st Choice Bancorp, Inc. 1 Houston
TX
Bank Mixed Purchase 6,372,343 313,900 4.69 66.2
2
05/01/07 The Bank of Navasota 1 Navasota TX Bank Common Stock Purchase 6,247,926 72,300 1.14 17.1
3
07/19/06 Texas United Bancshares, Inc. 34 La Grange
TX
Bank Common Stock Purchase 4,547,220 1,818,000 27.82 357.1
4
11/16/05 SNB Bancshares, Inc. 6 Houston
TX
Bank Mixed Purchase 3,493,972 1,121,747 24.30 242.7
5
09/12/05 Grapeland Bancshares, Inc. 2 Grapeland
TX
Bank Common Stock Purchase 3,479,747 73,000 2.15 7.3
6
10/26/04 FirstCapital Bankers, Inc. 20 Corpus Christi
TX
Thrift Common Stock Purchase 2,709,169 773,566 22.21 135.7
7
05/12/04 Village Bank and Trust 1 Austin TX Thrift Cash Purchase 2,449,553 110,400 4.31 20.2
8
04/26/04 Liberty Bank 4 Austin
TX
Thrift Mixed Purchase 2,449,553 186,000 7.06 42.0
9
10/06/03 First State Bank of North Texas 3 Dallas
TX
Bank Mixed Purchase 2,078,532 93,900 4.32 21.3
10
07/21/03 Mainbancorp 3 Dallas
TX
Bank Mixed Purchase 1,983,277 195,700 8.98 39.7
11
03/05/03 BankDallas SSB 1 Dallas
TX
Thrift Cash Purchase 1,822,256 40,716 2.19 7.0
12
02/03/03 Abrams Centre Bancshares, Inc. 1 Dallas
TX
Bank Cash Purchase 1,822,256 95,388 4.97 16.3
13
08/15/02 First National Bank of Bay City 1 Bay City
TX
Bank Cash Purchase 1,360,356 28,174 2.03 5.0
14
07/15/02 Southwest Bank Holding Company 2 Dallas TX Bank Cash Purchase 1,289,637 127,055 8.97 21.0
15
05/02/02 Paradigm Bancorporation, Incorporated 8 Houston
TX
Bank Common Stock Purchase 1,289,637 259,262 16.74 41.6
16
04/26/02 First State Bank 1 Needville
TX
Bank Cash Purchase 1,289,637 17,539 1.36 3.7
17
02/22/02 Texas Guaranty Bank, N.A. 2 Houston
TX
Bank Cash Purchase 1,262,152 75,019 5.61 11.8
18
11/08/00 Commercial Bancshares, Inc. 12 Houston
TX
Bank Common Stock Pooling 693,079 401,271 36.67 53.3
19
06/21/99 South Texas Bancshares, Inc. 3 Beeville
TX
Bank Cash Purchase 461,903 142,091 23.53 23.4
20
06/05/98 Union State Bank 1 East Bernard
TX
Bank Cash Purchase 339,287 79,174 18.92 17.6
At Announcement

Historical Loan Composition
Historical Loan Composition
$ in millions
12/31/2004 12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2010
CAGR
Loan Composition
Commercial $ 144.4 13.9% $ 222.8 14.4% $ 297.7 13.7% $ 453.6 14.5% $ 499.1 14.0% $ 440.5 12.6% 14.6%
Construction $ 109.6 10.6% $ 206.7 13.4% $ 433.2 19.9% $ 683.2 21.7% $ 666.1 18.6% $ 502.3 14.4% 19.4%
1-4 Family Residential $ 260.5 25.2% $ 313.2 20.3% $ 377.0 17.3% $ 526.3 16.7% $ 668.1 18.7% $ 824.1 23.6% 21.3%
Home Equity $ 34.5 3.3% $ 58.7 3.8% $ 63.4 2.9% $ 93.9 3.0% $ 107.0 3.0% $ 118.8 3.4% 15.1%
Commercial Real Estate $ 389.6 37.7% $ 619.3 40.3% $ 881.1 40.5% $ 1,148.7 36.6% $ 1,343.4 37.7% $ 1,370.6 39.3% 17.2%
Agriculture $ 44.1 4.2% $ 56.3 3.6% $ 57.4 2.6% $ 114.0 3.6% $ 145.7 4.1% $ 140.8 4.0% 20.1%
Consumer $ 52.9 5.1% $ 65.1 4.2% $ 66.7 3.1% $ 123.2 3.9% $ 137.7 3.9% $ 88.0 2.5% 6.2%
Total Loans $ 1,035.6 100.0% $ 1,542.1 100.0% $ 2,176.5 100.0% $ 3,142.9 100.0% $ 3,567.1 100.0% $ 3,485.0 100.0% 17.7%

4th Quarter 2010 Earnings